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                                                                  Exhibit (a)(3)
                         NOTICE OF GUARANTEED DELIVERY

                                      FOR
                        TENDER OF SHARES OF COMMON STOCK

                                       OF

                           LAWTER INTERNATIONAL, INC.
                                       TO

                          LIPSTICK ACQUISITION CORP.,
                          A WHOLLY OWNED SUBSIDIARY OF

                            EASTMAN CHEMICAL COMPANY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
  NEW YORK CITY TIME, ON TUESDAY, JUNE 1, 1999, UNLESS THE OFFER IS EXTENDED.

     This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) if (i) certificates
("Certificates") representing shares of common stock, par value $1.00 per share
(the "Shares"), of Lawter International, Inc., a Delaware corporation (the
"Company"), are not immediately available, (ii) time will not permit all required documents to reach ChaseMellon Shareholder Services, L.L.C. (the
"Depositary") prior to the Expiration Date (as defined in the Offer to Purchase) or (iii) the procedures for book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by telegram or facsimile to the Depositary. See Section 3 of the Offer to Purchase.

                        The Depositary for the Offer is:

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

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
             By Mail:                             By Hand:                         By Overnight:
    Reorganization Department            Reorganization Department           Reorganization Department
          P.O. Box 3301                         120 Broadway                    85 Challenger Road,
    South Hackensack, NJ 07606                   13th Floor                       Mail Drop-Reorg
                                             New York, NY 10271              Ridgefield Park, NJ 07660
                                       By Facsimile Transmission:
                                      (For Eligible Institutions Only)
                                               (201) 296-4293

                                     Confirm Facsimile Transmission
                                             By Telephone Only:
                                               (201) 296-4860

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to Lipstick Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Eastman Chemical Company, a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 4, 1999 (the "Offer to Purchase"), and the related Letter of Transmittal (which, each as amended or supplemented from time to time, together constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedures described in Section 3 of the Offer to Purchase.

Number of Shares Tendered:
                          -------------------------------------------------

Certificate Nos. (if available):

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Check box if Shares will be tendered by book-entry transfer: [ ]

Account Number at the Depository Trust
Company:
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Dated: ____________________________ , 1999

Names(s) of Record Holder(s):

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                                 (Please Print)
Address(es):
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                                                                   (Zip Code)

Area Code and Telephone Number:

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Signature(s):
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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program hereby (a) represents that the tender of Shares effected hereby complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended and (b) guarantees delivery to the Depositary, at one of its addresses set forth above, of certificates representing the Shares tendered hereby in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees, or an Agent's Message (as defined in Section 3 of the Offer to Purchase), and any other documents required by the Letter of Transmittal, within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

     The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and certificates for Shares to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

Name of Firm:
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                             (Authorized Signature)

Address:
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                               (Include Zip Code)

Area Code and
Telephone Number:
                 -------------------------------------------------------------

Name:
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                             (Please Type or Print)

Title:
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Dated:  ________________  __ , 1999

        NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. SUCH
          CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.